UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2013

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On August 7, 2013, Spectrum Brands Holdings, Inc. (the “Company” or “Spectrum Brands”) scheduled  a conference call with potential lenders for a proposed new debt issuance of approximately $1.1 billion in term loans, related to a proposed refinancing (the “Refinancing”) of its outstanding 9.50% Senior Secured Notes due 2018 (the “Notes”) pursuant to a cash tender offer announced on August 6, 2013 and disclosed in a Current Report on Form 8-K filed on such date.  In connection with this conference call with potential lenders, the Company is posting on its corporate website (www.spectrumbrands.com/investor relations) and filing as Exhibit 99.1 to this Form 8-K a presentation for the potential lenders entitled “Lenders Presentation – August 7, 2013”) containing information about the Company, its recent financial results and outlook for the fourth quarter of fiscal year 2013, ending on September 30, 2013, and for the full fiscal year ending September 30, 2013, and information regarding the proposed debt issuance.  The Company stated during the conference call that as of August 7, 2013, management of the Company estimates that the Company has an annualized run rate of approximately $300 million of free cash flow, which does not include the impact of the proposed Refinancing and $700 million of adjusted EBITDA.  In the conference call, management said that these statements do not constitute guidance for its 2014 fiscal year, are made based on management estimates and projections only as of August 7, 2013, and that guidance for its 2014 fiscal year, if subsequently provided for fiscal 2014, would be determined following the completion of its 2013 fiscal year and disclosed in the Company’s fiscal year-end earnings release in November 2013.  The Company has presented the forecasted free cash flow (Table 6) and forecasted adjusted EBITDA (Table 7) for the fiscal year ending September 30, 2013, within the Lenders Presentation furnished as Exhibit 99.1 to this Form 8-K.  This information presents the HHI business since the acquisition date of December 17, 2012, and the TLM business since the acquisition date of April 8, 2013.

The Lenders Presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined in the rules and regulations of the Securities and Exchange Commission.  The non-GAAP financial measures contained in the Lenders Presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP.  The Lenders Presentation contains reconciliations of the non-GAAP financial measures disclosed therein to their most comparable GAAP measures.

The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.  The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward Looking Information

Certain matters discussed in this Current Report and other oral and written statements by representatives of the Company may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms.  These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of these releases.  Actual results may differ materially as a result of (1) Spectrum Brands Holdings Inc.’s ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) our ability to integrate, and to realize synergies from, the combined businesses of Spectrum Brands and Russell Hobbs, (3) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types of products Spectrum Brands Holdings, Inc. offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economic conditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands Holdings, Inc. does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands Holdings, Inc.’s ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (10) Spectrum Brands Holdings, Inc.’s ability to identify, develop and retain key employees, (11) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in the securities filings of each of Spectrum Brands Holdings, Inc. and Spectrum Brands, Inc., including each of their most recently filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q.

Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.  Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Lenders Presentation, dated August 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
Date: August 7, 2013

	By:	/s/ Nathan E. Fagre
Printed Name: Nathan E. Fagre
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Lenders Presentation, dated August 7, 2013